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                                                                EXHIBIT 32.2

                                   CERTIFICATION

This certification   is   provided   pursuant   to  Section  906  of  the
Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended September 30, 2003 of American Insured Mortgage Investors L.P. - Series 88 (the "Issuer").

I, Cynthia O. Azzara, Executive Vice President, Chief Financial Officer and Treasurer, certify that to the best of my knowledge:


     (i) the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     (ii) the information contained in the Form 10-Q fairly represents, in all material respects, the financial condition and results of operations of the Issuer.



                                                    AMERICAN INSURED MORTGAGE
                                                    INVESTORS L.P. - SERIES 88
                                                    (Registrant)

                                                    By:      CRIIMI, Inc.
                                                             General Partner

November 13, 2003                                   /s/Cynthia O. Azzara
-----------------                                   -------------------------
Date                                                Cynthia O. Azzara
                                                    Executive Vice President,
                                                    Chief Financial Officer
                                                    and Treasurer


A signed original of this written statement required by Section 906 has been provided to the General Partner and will be retained by the General Partner and furnished to the Securities and Exchange Commission or its staff upon request.